                        ANNUAL REPORT / DECEMBER 31 2000

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

               STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED THE CONVENTIONAL IDEAS

 THEIR WORKS EMBODIED IN THE 19TH CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED

AND OFTEN MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS INFLUENCED

THE DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS, SUCH AS CUBISM, AND

 SOME NOW REGARD HIM AS THE FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE

       SIMPLICITY AND DELICATE TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

                      -------------------------------------


AIM Basic Value Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in stocks of companies whose prospects and growth potential are undervalued by investors.

About fund performance and portfolio data throughout this report:

o AIM Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.2363 per Class A share and $0.2043 per Class B and Class C share.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investments in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM BASIC VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
  [PHOTO OF         I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         as AIM's chairman after a long, successful career in the
   Graham           investment industry. Ted has always shown the highest degree
 Chairman of        of integrity and commitment to excellence, and I have always
 the Board of       admired him greatly. I'm also proud to be part of the team
  AIM BASIC         that launched AIM almost 25 years ago. From the beginning,
 VALUE FUND]        AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    Your AIM Basic Value Fund delivered strong performance during the fiscal year ended December 31. However, the markets in 2000 were particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory, down 9.1%%. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn. This appears to be a worldwide trend. Throughout 2000, overseas markets generally were more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
The sharp correction in the last quarter of 2000, the burst Internet bubble and the first down year after five straight double-digit index gains have certainly tempered investor expectations. Record corporate negative earnings pre-announcements and a wave of analyst downgrades triggered this volatile backdrop and left many investors feeling shaken.
    Fortunately, there are ample reasons to remain optimistic. Shortly after the close of the calendar year, the Federal Reserve lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates has come the most attractive market valuation in several years. And while there is much concern that the economy's record long expansion may be rolling over to recession, a slower growth path was the Fed's goal, and now the Fed has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Investors expect a strengthening economy by the second half of the year.
    In Europe, the region's economic future continues to look bright. The euro appears to have stabilized, and restructuring, merger activity and tax reform bode well for European economies. In Asia and most of the rest of the world, a growing U.S. economy should bolster their economies and markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager, always keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM BASIC VALUE FUND PERFORMS WELL IN CHALLENGING MARKET


HOW DID AIM BASIC VALUE FUND PERFORM DURING THE FISCAL YEAR?
Value investing is alive and well. Despite sometimes severe market volatility, AIM Basic Value Fund performed exceptionally well. For the fiscal year ended December 31, 2000, the fund's Class A shares returned 20.25%, while its Class B and Class C shares each returned 19.52%. These figures are at net asset value, which means they do not include sales charges. The fund outperformed its peers in the Lipper Multi-Cap Value Fund Index, which returned 9.64%, and the Russell 1000 Index, which returned -7.79%, for the year.
    The fund's strong performance attracted new investors. Total net assets in the fund grew significantly in 2000, increasing from $136.3 million on December 31, 1999 to $883.7 million on December 31, 2000.

HOW DID THE MARKETS PERFORM DURING THE YEAR?
In a word, "badly." As measured by the S&P 500, the stock market had negative total returns for 2000 as a number of forces conspired against equity investors; the last time this occurred was in 1990. A series of six short-term interest-rate increases by the Federal Reserve Board (the Fed) from June 1999 to May 2000 was only one reason for volatile and negative stock-market performance. The Fed's rate hikes were intended to slow economic growth and to forestall inflation, and they succeeded in doing so--perhaps more quickly and more significantly than intended. This string of interest-rate hikes increased companies' borrowing costs and negatively affected the markets throughout 2000.
    A number of other factors pressured stocks. A weak euro made American goods more expensive overseas and depressed earnings for many U.S.-based multinational corporations. Higher energy prices reduced corporate earnings and consumer spending. Violence in the Middle East contributed to investor skittishness during much of the year. Finally, uncertainty about the outcome of the 2000 presidential election contributed to a general market malaise at a time when historically markets have rallied. During the fourth quarter in particular, markets declined sharply as a number of companies in a variety of industries announced disappointing earnings or warned that future earnings might not meet expectations.

WHAT SHOULD WE HAVE LEARNED FROM THIS YEAR'S STOCK-MARKET PERFORMANCE?
Many investors had to relearn two important lessons in 2000: diversification is important, and valuation matters. While many tech investors suffered significant losses, the health-care, energy, capital-goods, financial, utilities and consumer-staples sectors enjoyed a strong year. The fund's diversification across virtually all sectors significantly aided its fiscal-year performance.
    As 2000 began, we became concerned about tech-stock valuations--valuations that were simply not supported by the underlying cash flows of the businesses. During 2000, the valuation of many tech stocks declined sharply. Start-ups and profitless dot-coms weren't the only stocks that suffered; tech bellwethers like Dell, Microsoft, and Cisco (not fund holdings) were affected as well. Investors were reminded that economic slowdowns are bad for cyclical stocks--and that techno-logy is a cyclical sector of the economy. These normal economic fluctuations were compounded by high valuations and translated into significant corrections in many tech stocks.

WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
Careful research and good stock selection aided fund performance--as did a shift in investor sentiment during the year. We research individual companies, not sectors or industries. We select holdings for the portfolio one stock at a time, looking for those that sell at a discount to their

--------------------------------------------------------------------------------

FUND OUTPERFORMS INDEXES

Total return, 12/31/99-12/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES                  20.25%

FUND CLASS B SHARES                  19.52%

FUND CLASS C SHARES                  19.52%

LIPPER MULTI-CAP VALUE FUND INDEX     9.64%

RUSSELL 1000 INDEX                   -7.79%
================================================================================


GROWTH OF NET ASSETS
================================================================================
12/31/99            $136.3 million

12/31/00            $883.7 million
================================================================================

--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

intrinsic value as well as companies with proven track records and attractive long-term prospects. Just as important, we maintain a strong sell discipline--selling holdings when their intrinsic value is reflected in their stock price.
    In one sense, the fund benefited from the volatility that prompted many investors to reassess their tolerance for risk. As companies in a variety of industries saw their share prices decline, investors sought out established companies with proven management, well-known products, more reasonable valuations--and earnings. That shift in investor sentiment benefited value stocks and mutual funds that invest in them. According to Frank Russell Co., an independent mutual fund monitor, value stocks outperformed growth stocks in every market-cap category during 2000.

WHAT ARE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO FUND PERFORMANCE?
o UnitedHealth Group offers a variety of health-care plans and services. Licensed in all 50 states, the company manages HMO, PPO and POS health plans; provides Medicare and Medicaid options to persons over 50; handles health plans for large companies; and offers vision care, dental care, transplant services and other niche coverage.
o Transocean Sedco Forex is one of the world's leading offshore drilling contractors. The company specializes in deepwater drilling worldwide and has a fleet of 70 rigs. As oil prices have remained high, Transocean has benefited by charging its clients--eager to develop promising offshore oilfields--higher rates for the use of its drilling rigs.
o Freddie Mac is a congressionally chartered company that buys conventional residential mortgages from banks and securitizes most of them for sale in the secondary market. Helped by strong home sales for most of the year, Freddie Mac also benefited as efforts to revoke its congressional charter (which allows it to borrow money at lower rates than banks) appeared to lose steam.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
At the end of the year, the economic picture was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. As capital expenditures and consumer spending showed signs of slowing, many investors believed earnings might continue to disappoint for the next six to eight months.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession--signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks declined to much more reasonable levels as a result of the steep downturn in equity markets during the fourth quarter of 2000, presenting a potential buying opportunity.
    Given the uncertainty surrounding short-term economic trends, market volatility is likely to continue. Thus, we consider this an environment in which investors would be well advised to maintain a long-term investment perspective.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

===========================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------
 1. Waste Management, Inc.          4.12%       1. Financial (Diversified)            8.60%
 2. Freddie Mac                     4.06        2. Services (Data Processing)         7.29
 3. Kroger Co. (The)                3.62        3. Electric Companies                 7.27
 4. First Data Corp.                3.00        4. Oil & Gas (Drilling & Equipment)   6.62
 5. McKesson HBOC, Inc.             2.84        5. Banks (Money Center)               4.45
 6. J.P. Morgan Chase & Co. Inc.    2.82        6. Services (Commercial & Consumer)   4.19
 7. UnitedHealth Group Inc.         2.52        7. Waste Management                   4.12
 8. Ceridian Corp.                  2.50        8. Insurance (Property-Casualty)      3.91
 9. Parker Hannifin Corp.           2.46        9. Retail (Food Chains)               3.74
10. Weatherford International, Inc. 2.44       10. Distributors (Food & Health)       2.84

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================

--------------------------------------------------------------------------------

                      -------------------------------------

                            READ THIS REPORT ONLINE!

  A new service--electronic delivery of fund reports and prospectuses--is now available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail.

If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.

   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."

    Log into your account and then click on the "View Other Account Options"

                     dropdown menu and select "eDelivery."

                      -------------------------------------


          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

-------------------------------------------------------------------------------

RESULTS OF A $10,000 INVESTMENT
AIM BASIC VALUE FUND VS. BENCHMARK INDEXES

10/18/95-12/31/00

in thousands
========================================================================================================
               AIM BASIC VALUE FUND,    AIM BASIC VALUE FUND,    RUSSELL 1000     LIPPER MULTI-CAP VALUE
                  CLASS A SHARES           CLASS B SHARES           INDEX                FUND INDEX
--------------------------------------------------------------------------------------------------------
10/18/95             9,450                    10,000               10,000                 10,000
12/95               10,551                    11,156               10,605                 10,590
03/96               11,096                    11,707               11,189                 11,204
06/96               11,890                    12,528               11,645                 11,484
09/96               12,022                    12,640               12,024                 11,823
12/96               12,146                    12,754               12,983                 12,813
03/97               12,337                    12,938               13,184                 13,030
06/97               13,861                    14,509               15,398                 14,783
09/97               15,627                    16,334               16,741                 16,261
12/97               15,452                    16,127               17,245                 16,262
03/98               16,859                    17,573               19,549                 18,119
06/98               16,454                    17,120               20,039                 17,797
09/98               14,375                    14,934               17,972                 15,090
12/98               16,533                    17,150               21,904                 17,321
03/99               17,117                    17,728               22,808                 17,445
06/99               20,729                    21,420               24,434                 19,505
09/99               18,731                    19,328               22,821                 17,410
12/99               21,830                    22,487               26,486                 18,350
03/00               22,838                    23,493               27,642                 18,394
06/00               22,509                    23,117               26,694                 18,210
09/00               24,918                    25,548               26,885                 19,259
12/00               26,245                    26,879               24,427                 20,120

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 10/18/95-12/31/00. (Data for the indexes are for the period 10/31/95-12/31/00.)
    It is important to understand the differences between your fund and these indexes. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. Indexes measure the performance of hypothetical portfolios.
    A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    An index of funds such as the Lipper Multi-Cap Value Fund Index includes a number of mutual funds grouped by the type of securities in which they invest. Each of those funds employs a different management style and investment strategy.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
Inception (10/18/95)                    20.38%
5 Years                                 18.66
1 Year                                  13.62*
*20.25% excluding sales charges

CLASS B SHARES
Inception (10/18/95)                    20.84%
5 Years                                 19.03
1 Year                                  14.52*
*19.52% excluding CDSC

CLASS C SHARES
Inception (5/3/99)                      18.35%
1 Year                                  18.52*
*19.52% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

--------------------------------------------------------------------------------

                              AIM BASIC VALUE FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


                         A I M Capital Management, Inc.

                          o   A I M Distributors, Inc.

              o   The AIM Family of Funds--Registered Trademark--

                      o   AMVESCAP National Trust Company


                              AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-91.52%

ALUMINUM-0.94%

Alcoa Inc.                              248,000   $  8,308,000
==============================================================

BANKS (MAJOR REGIONAL)-1.40%

FleetBoston Financial Corp.             329,800     12,388,112
==============================================================

BANKS (MONEY CENTER)-4.45%

Bank of America Corp.                   314,799     14,441,404
--------------------------------------------------------------
J.P. Morgan Chase & Co.                 548,000     24,899,750
==============================================================
                                                    39,341,154
==============================================================

BUILDING MATERIALS-2.00%

Masco Corp.                             686,000     17,621,625
==============================================================

CHEMICALS-2.11%

Air Products & Chemicals, Inc.          454,800     18,646,800
==============================================================

COMPUTERS (HARDWARE)-1.79%

Apple Computer, Inc.(a)                 453,700      6,748,787
--------------------------------------------------------------
Compaq Computer Corp.                   599,900      9,028,495
==============================================================
                                                    15,777,282
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.62%

BMC Software, Inc.(a)                   746,800     10,455,200
--------------------------------------------------------------
Computer Associates International,
  Inc.                                  651,900     12,712,050
==============================================================
                                                    23,167,250
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-2.84%

McKesson HBOC, Inc.                     699,900     25,119,411
==============================================================

ELECTRIC COMPANIES-7.27%

Edison International                  1,070,500     16,726,562
--------------------------------------------------------------
Orion Power Holdings, Inc.(a)           785,400     19,340,475
--------------------------------------------------------------
PG&E Corp.                              841,000     16,820,000
--------------------------------------------------------------
TXU Corp.                               257,000     11,388,312
==============================================================
                                                    64,275,349
==============================================================

ELECTRICAL EQUIPMENT-1.01%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                         247,098      8,957,303
==============================================================

FINANCIAL (DIVERSIFIED)-8.60%

Citigroup Inc.                          397,597     20,302,297
--------------------------------------------------------------
Fannie Mae                               26,000      2,255,500
--------------------------------------------------------------
Freddie Mac                             521,400     35,911,425
--------------------------------------------------------------
MGIC Investment Corp.                   259,900     17,527,006
==============================================================
                                                    75,996,228
==============================================================

HEALTH CARE (DIVERSIFIED)-0.67%

Bristol-Myers Squibb Co.                 36,600      2,706,113
--------------------------------------------------------------
Johnson & Johnson                        30,500   $  3,204,406
==============================================================
                                                     5,910,519
==============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.88%

Pharmacia Corp.                         126,713      7,729,493
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-2.43%

Health Management Associates,
  Inc.-Class A(a)                     1,035,300     21,482,475
==============================================================

HEALTH CARE (MANAGED CARE)-2.52%

UnitedHealth Group Inc.                 363,200     22,291,400
==============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.88%

Beckman Coulter, Inc.                   185,800      7,791,988
==============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.20%

Procter & Gamble Co. (The)               21,900      1,717,781
==============================================================

INSURANCE (LIFE/HEALTH)-2.32%

UnumProvident Corp.                     763,300     20,513,688
==============================================================

INSURANCE (MULTI-LINE)-0.28%

American International Group, Inc.       25,050      2,468,991
==============================================================

INSURANCE (PROPERTY-CASUALTY)-3.91%

Radian Group Inc.                       259,698     19,493,581
--------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)       172,700     15,089,663
==============================================================
                                                    34,583,244
==============================================================

LEISURE TIME (PRODUCTS)-1.75%

Mattel, Inc.                          1,072,460     15,486,322
==============================================================

MANUFACTURING (DIVERSIFIED)-0.23%

Minnesota Mining and Manufacturing
  Co.                                    16,500      1,988,250
==============================================================

MANUFACTURING (SPECIALIZED)-2.46%

Parker-Hannifin Corp.                   492,600     21,735,975
==============================================================

NATURAL GAS-0.68%

Dynegy Inc.-Class A                     107,000      5,998,688
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-6.62%

ENSCO International Inc.                484,000     16,486,250
--------------------------------------------------------------
Transocean Sedco Forex Inc.             444,698     20,456,108
--------------------------------------------------------------
Weatherford International, Inc.(a)      456,000     21,546,000
==============================================================
                                                    58,488,358
==============================================================

PAPER & FOREST PRODUCTS-1.71%

International Paper Co.                 371,100     15,145,519
==============================================================

                                                     MARKET
                                      SHARES         VALUE

RESTAURANTS-0.66%

Tricon Global Restaurants, Inc.(a)      177,000   $  5,841,000
==============================================================

RETAIL (BUILDING SUPPLIES)-1.60%

Sherwin-Williams Co. (The)              536,800     14,124,550
==============================================================

RETAIL (FOOD CHAINS)-3.74%

Albertson's, Inc.                        40,400      1,070,600
--------------------------------------------------------------
Kroger Co. (The)(a)                   1,181,400     31,971,638
==============================================================
                                                    33,042,238
==============================================================

RETAIL (GENERAL MERCHANDISE)-2.35%

Target Corp.                            644,600     20,788,350
==============================================================

RETAIL (SPECIALTY-APPAREL)-1.99%

Gap, Inc. (The)                         690,000     17,595,000
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-4.19%

H&R Block, Inc.                         518,200     21,440,525
--------------------------------------------------------------
IMS Health Inc.                         576,900     15,576,300
==============================================================
                                                    37,016,825
==============================================================

SERVICES (COMPUTER SYSTEMS)-1.13%

SunGard Data Systems Inc.(a)            212,000      9,990,500
==============================================================

SERVICES (DATA PROCESSING)-7.29%

Ceridian Corp.(a)                     1,107,200     22,074,800
--------------------------------------------------------------
Equifax Inc.                            548,800     15,743,700
--------------------------------------------------------------
First Data Corp.                        504,000     26,554,500
==============================================================
                                                    64,373,000
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.59%

AT&T Corp.                              232,400   $  4,023,425
--------------------------------------------------------------
WorldCom, Inc.(a)                        84,650      1,185,100
==============================================================
                                                     5,208,525
==============================================================

TELEPHONE-1.29%

SBC Communications Inc.                 128,687      6,144,804
--------------------------------------------------------------
Verizon Communications Inc.             105,400      5,283,175
==============================================================
                                                    11,427,979
==============================================================

WASTE MANAGEMENT-4.12%

Waste Management, Inc.                1,313,167     36,440,384
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $702,695,437)                                808,779,556
==============================================================

MONEY MARKET FUNDS-9.66%

STIC Liquid Assets Portfolio(b)      42,688,949     42,688,949
--------------------------------------------------------------
STIC Prime Portfolio(b)              42,688,949     42,688,949
==============================================================
    Total Money Market Funds
      (Cost $85,377,898)                            85,377,898
==============================================================
TOTAL INVESTMENTS-101.18%

  (Cost $788,073,335)                              894,157,454
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(1.18%)                                   (10,469,140)
==============================================================
NET ASSETS-100.00%                                $883,688,314
______________________________________________________________
==============================================================

Investment abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $788,073,335)*                                $894,157,454
------------------------------------------------------------
Receivables for:
  Fund shares sold                                43,332,798
------------------------------------------------------------
  Dividends                                        1,097,685
------------------------------------------------------------
  Due from advisor                                    17,209
------------------------------------------------------------
Collateral for securities loaned                  22,529,454
------------------------------------------------------------
Other assets                                          51,558
============================================================
    Total assets                                 961,186,158
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           51,582,575
------------------------------------------------------------
  Fund shares reacquired                           1,882,198
------------------------------------------------------------
  Collateral upon return of securities loaned     22,529,454
------------------------------------------------------------
Accrued advisory fees                                464,964
------------------------------------------------------------
Accrued administrative services fees                  14,507
------------------------------------------------------------
Accrued distribution fees                            811,467
------------------------------------------------------------
Accrued transfer agent fees                          102,044
------------------------------------------------------------
Accrued operating expenses                           110,635
============================================================
    Total liabilities                             77,497,844
============================================================
Net assets applicable to shares outstanding     $883,688,314
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $448,668,493
____________________________________________________________
============================================================
Class B                                         $241,156,705
____________________________________________________________
============================================================
Class C                                         $193,863,116
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           15,790,358
____________________________________________________________
============================================================
Class B                                            8,756,849
____________________________________________________________
============================================================
Class C                                            7,039,400
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      28.41
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.41 divided by
      94.50%)                                   $      30.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      27.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      27.54
____________________________________________________________
============================================================

* At December 31, 2000, securities with an aggregate market value of $21,593,949 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $11,292)                                       $ 4,309,265
------------------------------------------------------------
Dividends from affiliated money market funds       2,446,612
------------------------------------------------------------
Interest                                              38,562
------------------------------------------------------------
Security lending                                       4,709
============================================================
    Total investment income                        6,799,148
============================================================

EXPENSES:

Advisory fees                                      2,733,163
------------------------------------------------------------
Administrative services fees                          95,398
------------------------------------------------------------
Custodian fees                                        37,934
------------------------------------------------------------
Distribution fees -- Class A                         637,283
------------------------------------------------------------
Distribution fees -- Class B                       1,061,744
------------------------------------------------------------
Distribution fees -- Class C                         885,024
------------------------------------------------------------
Transfer agent fees                                  564,968
------------------------------------------------------------
Trustees' fees                                        15,065
------------------------------------------------------------
Other                                                220,074
============================================================
    Total expenses                                 6,250,653
============================================================
Less: Expenses reimbursed                             (5,258)
------------------------------------------------------------
    Expenses paid indirectly                         (10,286)
============================================================
    Net expenses                                   6,235,109
============================================================
Net investment income                                564,039
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,878,295
------------------------------------------------------------
  Foreign currencies                                  (4,508)
------------------------------------------------------------
  Futures contracts                               (1,909,918)
============================================================
                                                     (36,131)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           83,879,538
------------------------------------------------------------
  Futures contracts                                 (127,522)
============================================================
                                                  83,752,016
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                83,715,885
============================================================
Net increase in net assets resulting from
  operations                                     $84,279,924
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    564,039    $    (60,267)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                       (36,131)      4,676,639
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        83,752,017      12,454,526
==========================================================================================
    Net increase in net assets resulting from operations        84,279,924      17,070,898
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (390,012)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (2,580,450)       (256,018)
------------------------------------------------------------------------------------------
  Class B                                                       (1,509,986)       (210,328)
------------------------------------------------------------------------------------------
  Class C                                                       (1,341,206)        (27,898)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --          (7,898)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      339,482,816      53,925,709
------------------------------------------------------------------------------------------
  Class B                                                      163,990,013      30,620,885
------------------------------------------------------------------------------------------
  Class C                                                      167,386,060       7,050,778
------------------------------------------------------------------------------------------
  Advisor Class*                                                (1,905,460)        591,949
==========================================================================================
    Net increase in net assets                                 747,411,699     108,758,077
==========================================================================================

NET ASSETS:

  Beginning of year                                            136,276,615      27,518,538
==========================================================================================
  End of year                                                 $883,688,314    $136,276,615
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $778,879,166    $116,220,386
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       101,801          (2,511)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts        (1,376,772)      4,086,510
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           106,084,119      15,972,230
==========================================================================================
                                                              $883,688,314    $136,276,615
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. At a meeting held on March 14, 2000, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund which had invested substantially all of its investable assets in Value Portfolio (the "Portfolio") a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by the Shareholders of the Fund on May 31, 2000 and was completed on June 5, 2000.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was decreased by $69,715, undistributed net realized gains were increased by $4,491 and paid in capital was increased by $65,224 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the extent necessary to limit total operating expenses to the annual rate of 1.32%, 1.97% and 1.97% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, AIM reimbursed expenses of $5,258.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $95,398 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $329,663 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $637,283, $1,061,744 and $885,024, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $369,761 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $36,098 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,820 and reductions in custodian fees of $3,466 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,286.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $21,593,949 were on loan to brokers. The loans were secured by cash collateral of $22,529,454 received by the Fund and invested in affiliated money market funds as follows:
$11,264,727 in STIC Liquid Assets Portfolio and $11,264,727 in STIC Prime Portfolio. For the year ended December 31, 2000, the Fund received fees of $4,709 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $788,776,840 and $195,993,339, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $139,481,458
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (36,833,256)
=========================================================
Net unrealized appreciation of investment
  securities                                 $102,648,202
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $791,509,252.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                        2000                        1999
                                                              -------------------------   ------------------------
                                                                SHARES        AMOUNT       SHARES        AMOUNT
                                                              ----------   ------------   ---------   ------------
Sold:
  Class A                                                     14,703,803   $386,242,070   3,261,169   $ 70,510,993
------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,092,174    181,508,213   2,206,406     46,519,183
------------------------------------------------------------------------------------------------------------------
  Class C*                                                     3,334,246     84,818,331     373,145      7,969,386
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    594         14,010      55,252      1,198,665
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        101,545      2,760,834      10,995        241,403
------------------------------------------------------------------------------------------------------------------
  Class B                                                         53,892      1,420,578       9,168        196,233
------------------------------------------------------------------------------------------------------------------
  Class C*                                                        42,610      1,123,201       1,007         21,568
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --             --         355          7,898
==================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        574,087     14,532,847          --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                        334,747      8,236,922          --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,239,045    104,299,371          --             --
==================================================================================================================
Conversion of Advisor Class shares to Class A shares:****
  Class A                                                         84,298      1,882,374          --             --
------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (83,070)    (1,882,374)         --             --
==================================================================================================================
Reacquired:
  Class A                                                     (2,642,468)   (65,935,309)   (803,521)   (16,826,687)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,124,966)   (27,175,700)   (792,971)   (16,094,531)
------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (906,571)   (22,854,843)    (44,082)      (940,176)
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (1,561)       (37,096)    (28,204)      (614,614)
==================================================================================================================
                                                              25,802,405   $668,953,429   4,248,719   $ 92,189,321
__________________________________________________________________________________________________________________
==================================================================================================================

*    Class C shares commenced sales on May 3, 1999.
** Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
*** AIM Advisor Large Cap Value Fund ("Advisor Large Cap Value Fund") transferred all of its assets to the Fund at the open of business June 19, 2000, pursuant to an Agreement and Plan of Reorganization. The Fund assumed all of the liabilities of the Advisor Large Cap Value Fund. Shareholders of the Advisor Large Cap Value Fund were issued full and fractional shares of the applicable class of the Fund. The reorganization, which was approved by the shareholders of Advisor Large Cap Value Fund on May 31, 2000, was accomplished by an exchange of 5,147,879 shares of the Fund for the 8,552,846 shares then outstanding of the Advisor Large Cap Value Fund or its shareholders. Advisor Large Cap Value Fund's net assets, including $6,359,873 of unrealized appreciation were combined with the Fund for total net assets after the reorganization of $402,079,642.
**** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                              ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                2000      1999(a)     1998     1997(a)    1996(a)
                                                              --------    -------    ------    -------    -------
Net asset value, beginning of period                          $  23.84    $ 18.13    $17.25    $14.65     $12.76
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06       0.05      0.04      0.09      (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          4.74       5.75      1.16      3.87       1.94
=================================================================================================================
    Total from investment operations                              4.80       5.80      1.20      3.96       1.93
=================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.03)        --        --     (0.03)        --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.20)     (0.09)    (0.32)    (1.33)     (0.04)
=================================================================================================================
    Total distributions                                          (0.23)     (0.09)    (0.32)    (1.36)     (0.04)
=================================================================================================================
Net asset value, end of period                                $  28.41    $ 23.84    $18.13    $17.25     $14.65
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                  20.20%     32.04%     7.02%    27.23%     15.12%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios divided by supplemental data:
Net assets, end of period (000s omitted)                      $448,668    $70,791    $9,074    $7,688     $2,529
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.32%(c)   1.69%     1.74%     2.02%      2.00%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.32%(c)   1.71%     2.11%     3.00%      5.51%
=================================================================================================================
Ratio of net investment income (loss) to average net assets       0.49%(c)   0.23%     0.25%     0.56%     (0.10)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             56%        63%      148%       93%       256%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $182,080,975.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2000      1999(a)     1998      1997(a)    1996(a)
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $  23.23    $ 17.79    $ 17.04    $ 14.54    $12.75
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)     (0.09)     (0.08)     (0.01)    (0.10)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          4.53       5.62       1.15       3.83      1.93
==================================================================================================================
    Total from investment operations                              4.51       5.53       1.07       3.82      1.83
==================================================================================================================
Less distributions:
  Distributions from net realized gains                          (0.20)     (0.09)     (0.32)     (1.32)    (0.04)
==================================================================================================================
Net asset value, end of period                                $  27.54    $ 23.23    $ 17.79    $ 17.04    $14.54
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  19.47%     31.13%      6.34%     26.44%    14.35%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,157    $55,785    $17,406    $16,717    $5,503
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.97%(c)   2.34%      2.39%      2.67%     2.65%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.97%(c)   2.36%      2.76%      3.65%     6.16%
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(c) (0.42)%    (0.40)%    (0.09)%   (0.75)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             56%        63%       148%        93%      256%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $106,174,366.

                                                                         CLASS C
                                                              -----------------------------
                                                                               MAY 3, 1999
                                                                               (DATE SALES
                                                               YEAR ENDED     COMMENCED) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000           1999(a)
                                                              ------------    -------------
Net asset value, beginning of period                            $  23.23         $21.07
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)         (0.06)
-------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            4.53           2.31
===========================================================================================
    Total from investment operations                                4.51           2.25
===========================================================================================
Less distributions from net realized gains                         (0.20)         (0.09)
===========================================================================================
Net asset value, end of period                                  $  27.54         $23.23
___________________________________________________________________________________________
===========================================================================================
Total return                                                       19.47%         10.72%
___________________________________________________________________________________________
===========================================================================================
Ratios divided by supplemental data:
Net assets, end of period (000s omitted)                        $193,863         $7,669
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.97%(c)       2.34%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)       2.36%(d)
===========================================================================================
Ratio of net investment loss to average net assets                 (0.16)%(c)     (0.42)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                               56%            63%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $88,502,364.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Basic Value Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Basic Value Fund (the "Fund"), an investment portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on May 31, 2000. The meeting was held for the following purposes:

(1) To approve a new Investment Advisory Agreement for the Fund.

(2) To approve changing the fundamental investment restrictions of the Fund.

(3) To approve changing the investment objective of the Fund so that it is non-fundamental.

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                                             Withheld/
        Matter                                                        Votes For        Votes Against        Abstentions
        ------                                                        ---------        -------------        -----------
(1)     Approval of a new Investment Advisory Agreement.............  2,931,856           50,840             1,183,065*
(2)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................  2,888,388           74,888             1,202,485*
(2)(b)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................  2,866,773           90,052             1,208,936*
(2)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................  2,875,545           82,015             1,208,201*
(2)(d)  Modification of Fundamental Restriction on Industry
        Concentration...............................................  2,886,428           77,216             1,202,117*
(2)(e)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................  2,874,891           90,444             1,200,426*
(2)(f)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................  2,875,271           89,049             1,201,441*
(2)(g)  Modification of Fundamental Restriction on Making Loans.....  2,867,523           92,264             1,205,974*
(2)(h)  Modification of Fundamental Restriction on Investment in
        Investment Companies........................................  2,879,328           80,618             1,205,815*
(3)     Approval of Changing the Investment Objective of the Fund so
        that it is Non-Fundamental..................................  2,868,856           93,713             1,203,192*
(4)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Public Accountants of the Fund...............  3,992,547           26,776               146,438

* Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                    OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                     Robert H. Graham                          11 Greenway Plaza
Chairman, President and Chief Executive Officer,     Chairman and President                    Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                     Dana R. Sutton
C. Derek Anderson                                    Vice President and Treasurer              INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                  Melville B. Cox                           A I M Advisors, Inc.
Management, LLC (an investment                       Vice President                            11 Greenway Plaza
partnership); Chief Executive Officer,                                                         Suite 100
Plantagenet Holdings, Ltd.                           Gary T. Crum                              Houston, TX 77046
(an investment banking firm)                         Vice President
                                                                                               TRANSFER AGENT
Frank S. Bayley                                      Carol F. Relihan
Partner, law firm of                                 Vice President and Secretary              A I M Fund Services, Inc.
Baker & McKenzie                                                                               P.O. Box 4739
                                                     Mary J. Benson                            Houston, TX 77210-4739
Ruth H. Quigley                                      Assistant Vice President and
Private Investor                                     Assistant Treasurer                       CUSTODIAN

                                                     Sheri Morris                              State Street Bank and Trust Company
                                                     Assistant Vice President and              225 Franklin Street
                                                     Assistant Treasurer                       Boston, MA 02110

                                                     Nancy L. Martin                           COUNSEL TO THE FUND
                                                     Assistant Secretary
                                                                                               Kirkpatrick & Lockhart LLP
                                                     Ofelia M. Mayo                            1800 Massachusetts Avenue, N.W.
                                                     Assistant Secretary                       Washington, D.C. 20036-1800

                                                     Kathleen J. Pflueger                      COUNSEL TO THE TRUSTEES
                                                     Assistant Secretary
                                                                                               Paul, Hastings, Janofsky & Walker LLP
                                                     Timothy D. Yang                           Twenty Third Floor
                                                     Assistant Secretary                       555 South Flower Street
                                                                                               Los Angeles, CA 90071

                                                                                               DISTRIBUTOR

                                                                                               A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
                                                                                               Suite 100
                                                                                               Houston, TX 77046

                                                                                               AUDITORS

                                                                                               PricewaterhouseCoopers LLP
                                                                                               160 Federal Street
                                                                                               Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 22.85% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $669,939 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                     EQUITY FUNDS
DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS

  MORE AGGRESSIVE                    MORE AGGRESSIVE                               A I M Management Group Inc.
                                                                                has provided leadership in the
AIM Small Cap Opportunities(1)     AIM Latin American Growth                    mutual fund industry since 1976
AIM Mid Cap Opportunities(2)       AIM Developing Markets                       and managed approximately $170
AIM Large Cap Opportunities(3)     AIM European Small Company                   billion in assets for nine
AIM Emerging Growth                AIM Asian Growth                             million shareholders, including
AIM Small Cap Growth(4)            AIM Japan Growth                             individual investors, corporate
AIM Aggressive Growth              AIM International Emerging Growth            clients and Financial
AIM Mid Cap Growth                 AIM European Development                     institutions, as of December 31,
AIM Small Cap Equity               AIM Euroland Growth                          2000.
AIM Capital Development            AIM Global Aggressive Growth                    The AIM Family of
AIM Constellation                  AIM International Equity                     Funds--Registered Trademark-- is
AIM Dent Demographic Trends        AIM Advisor International Value              distributed nationwide, and AIM
AIM Select Growth                  AIM Worldwide Spectrum                       today is the eighth-largest
AIM Large Cap Growth               AIM Global Trends                            mutual fund complex in the
AIM Weingarten                     AIM Global Growth                            United States in assets under
AIM Mid Cap Equity                                                              management, according to
AIM Value II                        MORE CONSERVATIVE                           Strategic Insight, an
AIM Charter                                                                     independent mutual fund monitor.
AIM Value                          SECTOR EQUITY FUNDS                             AIM is a subsidiary of
AIM Blue Chip                                                                   AMVESCAP PLC, one of the world's
AIM Basic Value                     MORE AGGRESSIVE                             largest independent financial
AIM Large Cap Basic Value                                                       services companies with $402
AIM Balanced                       AIM New Technology                           billion in assets under
AIM Advisor Flex                   AIM Global Telecommunications and Technology management as of December 31,
                                   AIM Global Infrastructure                    2000.
  MORE CONSERVATIVE                AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                       MORE CONSERVATIVE


                          FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


    The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds --Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds --Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        [INVEST WITH DISCIPLINE]
                                                        --Registered Trademark--
A I M Distributors, Inc.
                                                                       BVAL-AR-1